                                                                   Exhibit 99.02

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:          ALLIED PRODUCTS CORPORATION         CASE NO.      00 B 28798
                    ---------------------------                       ----------

               SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)

                       For Month Ending November 30 , 2000
                                        -------------


BEGINNING BALANCE IN ALL ACCOUNTS                                    $   242,688
                                                                     -----------
RECEIPTS:
             1. Receipts from operations                             $    12,524
                                                                     -----------
             2. Other Receipts                                       $   300,970
                                                                     -----------
             3. Miscellaneous Receipts                               $       662
                                                                     -----------
             4. General Motors Funding                               $ 2,131,608
                                                                     -----------
DISBURSEMENTS:
             3. Net payroll:
                a. Officers                                          $    35,247
                                                                     -----------
                b. Others                                            $   271,659
                                                                     -----------
             4. Taxes
                a. Federal Income Taxes                              $    83,913
                                                                     -----------
                b. FICA withholdings                                 $    31,046
                                                                     -----------
                c. Employee's withholdings(2)                        $    64,008
                                                                     -----------
                d. Employer's FICA                                   $    28,917
                                                                     -----------
                e. Federal Unemployment Taxes                        $         -
                                                                     -----------
                f. State Income Tax                                  $         -
                                                                     -----------
                g. State Employee withholdings                       $         -
                                                                     -----------
                h. All other taxes                                   $    17,595
                                                                     -----------

             5. Necessary expenses:
                a. Rent or mortgage payments(s)                      $    56,331
                                                                     -----------
                b. Utilities                                         $    36,360
                                                                     -----------
                c. Insurance                                         $   462,009
                                                                     -----------
                d. Merchandise bought for
                    manufacture or sale                              $   264,664
                                                                     -----------
                e. Other necessary expenses
                    Stay Bonuses                                     $   348,608
                                                                     -----------
                    Professional/Trustee Fees                        $   510,000
                                                                     -----------
                    All Other Disbursements                          $   128,566
                                                                     -----------

TOTAL DISBURSEMENTS                                                  $ 2,338,923
                                                                     -----------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                                       $    106,842
                                                                                                          ------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                $    756,170
                                                                                                          ------------
             OPERATING ACCOUNT: 5800272592
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                $     32,562
                                                                                                          ------------
             PAYROLL ACCOUNT: 5800272618
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                $   (452,735)
                                                                                                          ------------
            ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
             PAYROLL ACCOUNT: 5800026501                                                                  $     13,533
                                                                                                          ------------
ENDING BALANCE IN ALL ACCOUNTS                                       $   349,529
                                                                     ===========

(1) All information reflects cash
activity per Company accounting     OPERATING REPORT Page 1
records
(2) Includes wage garnishments           Exhibit "B"

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:          ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
                    ---------------------------                       ----------

                                RECEIPTS LISTING

                       FOR MONTH ENDING November 30 , 2000
                                        -------------

SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF NOVEMBER 1, 2000 THROUGH NOVEMBER 30, 2000(1)(2)



DATE RECEIVED                                       DESCRIPTION                                           AMOUNT
-------------                                       -----------                                           ------
      None                                  General Motors                                           $         -
      None                                  Chrysler Progress Payments                                         -
      None                                  Chrysler Holdbacks                                                 -
      None                                  Chrysler Repairs                                                   -
      None                                  Misc. Holdbacks & Acceptances                                      -
      None                                  Verson Std. Products                                               -
      None                                  Corporate                                                          -
      None                                  Receipt of Escrow                                                  -
      None                                  Note Receivable                                                    -
      Various                               Additional Receipts                                                -
      Various                                          Employee Related/COBRA Receipts                    12,524
      Various                                          Parts & Service Receipts                          300,970
      Various                                          Misc Receipts                                         662
                                                       GM Funding                                      2,131,608
                                                                                                     -----------
                               TOTAL  RECEIPTS                                                       $ 2,445,764
                                                                                                     ===========
























(1) Please see attached pages for the detail of receipts by Company bank account
(2) Excludes receipts that inure to the benefit of Foothill Capital Corporation

                       OPERATING REPORT Page 2 (2 of 22)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:          ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
                    ---------------------------                       ----------

                                RECEIPTS LISTING

                       FOR MONTH ENDING November 30, 2000
                                        ------------

Bank:               LASALLE BANK N.A.
                    ------------------------------------------------------------

Location:           135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                    ------------------------------------------------------------

Account Name:       ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                    ------------------------------------------------------------

Account No.:        5800272592
                    ------------------------------------------------------------



DATE RECEIVED                                       DESCRIPTION                                           AMOUNT
-------------                                       -----------                                           ------
      None                                  General Motors                                           $         -
      None                                  Chrysler Progress Payments                                         -
      None                                  Chrysler Holdbacks                                                 -
      None                                  Chrysler Repairs                                                   -
      None                                  Misc. Holdbacks & Acceptances                                      -
      None                                  Verson Std. Products                                               -
      None                                  Corporate                                                          -
      None                                  Receipt of Escrow                                                  -
      None                                  Note Receivable                                                    -
      Various                               Additional Receipts                                                -
      Various                                          Employee Related/COBRA Receipts                    12,524
      Various                                          Parts & Service Receipts                          300,970
      Various                                          Misc Receipts                                         662
                                                       GM Funding                                      2,131,608
                                                                                                     -----------
                               TOTAL  RECEIPTS                                                       $ 2,445,764
                                                                                                     ===========














Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for


                       OPERATING REPORT Page 2 (3 of 22)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

each bank account to which receipts were deposited during the month.

CASE NAME:          ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
                    ---------------------------                       ----------

                                RECEIPTS LISTING

                       FOR MONTH ENDING November 30, 2000
                                        ------------

Bank:               LASALLE BANK N.A.
                    ------------------------------------------------------------

Location:           135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                    ------------------------------------------------------------

Account Name:       ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                    ------------------------------------------------------------

Account No.:        5800272618
                    ------------------------------------------------------------


DATE RECEIVED                                      DESCRIPTION                                            AMOUNT
-------------                                      -----------                                            ------
      None                                  General Motors                                           $         -
      None                                  Chrysler Progress Payments                                         -
      None                                  Chrysler Holdbacks                                                 -
      None                                  Chrysler Repairs                                                   -
      None                                  Misc. Holdbacks & Acceptances                                      -
      None                                  Verson Std. Products                                               -
      None                                  Corporate                                                          -
      None                                  Receipt of Escrow                                                  -
      None                                  Note Receivable                                                    -
                                            Additional Receipts
      None                                             Employee Related/COBRA Receipts                         -
      None                                             Parts & Service Receipts                                -
                                                       Misc Receipts                                           -
                                                       GM Funding                                              -
                                                                                                     -----------
                               TOTAL  RECEIPTS                                                       $         -
                                                                                                     ===========











                       OPERATING REPORT Page 2 (4 of 22)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

CASE NAME:       ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
                 ---------------------------                       ----------

                                RECEIPTS LISTING

                       FOR MONTH ENDING November 30, 2000
                                        ------------

Bank:            LASALLE BANK N.A.
                 ---------------------------------------------------------------

Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 ---------------------------------------------------------------

Account Name:    ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                 ---------------------------------------------------------------

Account No.:     5800272600
                 ---------------------------------------------------------------



DATE RECEIVED                                    DESCRIPTION                                              AMOUNT
-------------                                    -----------                                              ------
      None                                  General Motors                                           $         -
      None                                  Chrysler Progress Payments                                         -
      None                                  Chrysler Holdbacks                                                 -
      None                                  Chrysler Repairs                                                   -
      None                                  Misc. Holdbacks & Acceptances                                      -
      None                                  Verson Std. Products                                               -
      None                                  Corporate                                                          -
      None                                  Receipt of Escrow                                                  -
      None                                  Note Receivable                                                    -
                                            Additional Receipts
      None                                             Employee Related/COBRA Receipts                         -
      None                                             Parts & Service Receipts                                -
                                                       Misc Receipts                                           -
                                                       GM Funding                                              -
                                                                                                     -----------
                               TOTAL  RECEIPTS                                                       $         -
                                                                                                     ===========










                       OPERATING REPORT Page 2 (5 of 22)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

CASE NAME:          ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
                    ---------------------------                       ----------

                                RECEIPTS LISTING

                       FOR MONTH ENDING November 30, 2000
                                        ------------

Bank:               LASALLE BANK N.A.
                    ------------------------------------------------------------

Location:           135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                    ------------------------------------------------------------

Account Name:       VERSON CORPORATION PAYROLL ACCOUNT
                    ------------------------------------------------------------

Account No.:        580026501
                    ------------------------------------------------------------


DATE RECEIVED                                      DESCRIPTION                                            AMOUNT
-------------                                      -----------                                            ------
      None                                  General Motors                                           $         -
      None                                  Chrysler Progress Payments                                         -
      None                                  Chrysler Holdbacks                                                 -
      None                                  Chrysler Repairs                                                   -
      None                                  Misc. Holdbacks & Acceptances                                      -
      None                                  Verson Std. Products                                               -
      None                                  Corporate                                                          -
      None                                  Receipt of Escrow                                                  -
      None                                  Note Receivable                                                    -
                                            Additional Receipts
      None                                             Employee Related/COBRA Receipts                         -
      None                                             Parts & Service Receipts                                -
                                                       Misc Receipts                                           -
                                                       GM Funding                                              -
                                                                                                     -----------
                               TOTAL  RECEIPTS                                                       $         -
                                                                                                     ===========






Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.



                       OPERATING REPORT Page 2 (6 of 22)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:          ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
                    ---------------------------                       ----------

                              DISBURSEMENT LISTING

                       FOR MONTH ENDING November 30, 2000
                                        ------------

SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF NOVEMBER 1, 2000 THROUGH NOVEMBER 30, 2000 (1)


DATE DISBURSED         CHECK/WIRE NO.           DESCRIPTION                           AMOUNT
--------------         --------------           -----------                           ------
   Various                Various          Salaries & Benefits                   $   792,990
   Various                Various          Stay Bonus                                348,608
   Various                Various          Utilities                                  36,360
   Various                Various          Rents & Leases                             56,331
   Various                Various          Remaining Man. Costs                      264,664
     None                   None           Pre-Petition Vendor Payments                    -
     None                   None           Real Estate Taxes                               -
   Various                Various          Other Taxes                                   407
     None                   None           Promised Payments                               -
     None                   None           Verson Std. Products                            -
   Various                Various          Parts Purchases                            33,716
   Various                Various          Professional/Trustee Fees                 510,000
     None                   None           Foothill Principle Payments                     -
     None                   None           Boeing Letter of Credit                         -
     None                   None           Foothill Interest & Fees                        -
   Various                Various          All Other                                 295,847

                                                                                 -----------
                                       TOTAL DISBURSEMENTS                       $ 2,338,923
                                                                                 ===========





                        OPERATING REPORT Page 3 (7 of 22)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

(1) Please see attached pages for the detail of disbursements by Company bank account

CASE NAME:          ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
                    ---------------------------                       ----------

                              DISBURSEMENT LISTING

                       FOR MONTH ENDING November 30, 2000
                                        ------------

Bank:               LASALLE BANK N.A.
                    ------------------------------------------------------------

Location:           135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                    ------------------------------------------------------------

Account Name:       ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                    ------------------------------------------------------------

Account No.:        5800272592
                    ------------------------------------------------------------


DATE DISBURSED         CHECK/WIRE NO.           DESCRIPTION                           AMOUNT
--------------         --------------           -----------                           ------
   Various                Various          Salaries & Benefits                   $   256,987
   Various                Various          Stay Bonus                                348,608
     None                   None           Utilities                                       -
     None                   None           Rents & Leases                                  -
     None                   None           Remaining Man. Costs                            -
     None                   None           Pre-Petition Vendor Payments                    -
     None                   None           Real Estate Taxes                               -
     None                   None           Other Taxes                                     -
     None                   None           Promised Payments                               -
     None                   None           Verson Std. Products                            -
   Various                Various          Parts Purchases                            21,247
   Various                Various          Professional/Trustee Fees                 510,000
     None                   None           Foothill Principle Payments                     -
     None                   None           Boeing Letter of Credit                         -
     None                   None           Foothill Interest & Fees                        -
   Various                Various          All Other                                  73,309
                                                                                 -----------
                                       TOTAL DISBURSEMENTS                       $ 1,210,151
                                                                                 ===========









          You must create a separate list for each bank account for which disbursements were


                       OPERATING REPORT Page 3 (8 of 22)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

made during the month.

CASE NAME:          ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
                    ---------------------------                       ----------

                              DISBURSEMENT LISTING

                       FOR MONTH ENDING November 30, 2000
                                        ------------

Bank:               LASALLE BANK N.A.
                    ------------------------------------------------------------

Location:           135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                    ------------------------------------------------------------

Account Name:       ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                    ------------------------------------------------------------

Account No.:        5800272618
                    ------------------------------------------------------------


DATE DISBURSED         CHECK/WIRE NO.           DESCRIPTION                           AMOUNT
--------------         --------------           -----------                           ------
   Various                Various          Salaries & Benefits                   $   306,906
     None                   None           Stay Bonus                                      -
     None                   None           Utilities                                       -
     None                   None           Rents & Leases                                  -
     None                   None           Remaining Man. Costs                            -
     None                   None           Pre-Petition Vendor Payments                    -
     None                   None           Real Estate Taxes                               -
     None                   None           Other Taxes                                     -
     None                   None           Promised Payments                               -
     None                   None           Verson Std. Products                            -
     None                   None           Parts Purchases                                 -
     None                   None           Professional/Trustee Fees                       -
     None                   None           Foothill Principle Payments                     -
     None                   None           Boeing Letter of Credit                         -
     None                   None           Foothill Interest & Fees                        -
     None                   None           All Other                                       -

                                                                                 -----------
                                      TOTAL DISBURSEMENTS                        $   306,906
                                                                                 ===========







                       OPERATING REPORT Page 3 (9 of 22)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


          You must create a separate list for each bank account for which disbursements were made during the month.

CASE NAME:          ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
                    ---------------------------                       ----------

                              DISBURSEMENT LISTING

                       FOR MONTH ENDING November 30, 2000
                                        ------------

Bank:            LASALLE BANK N.A.
                 ---------------------------------------------------------------

Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 ---------------------------------------------------------------

Account Name:    ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                 ---------------------------------------------------------------

Account No.:     5800272600
                 ---------------------------------------------------------------


DATE DISBURSED         CHECK/WIRE NO.           DESCRIPTION                           AMOUNT
--------------         --------------           -----------                           ------
   Various                Various          Salaries & Benefits                   $   229,097
     None                   None           Stay Bonus                                      -
   Various                Various          Utilities                                  36,360
   Various                Various          Rents & Leases                             56,331
   Various                Various          Remaining Man. Costs                      264,664
     None                   None           Pre-Petition Vendor Payments                    -
     None                   None           Real Estate Taxes                               -
   Various                Various          Other Taxes                                   407
     None                   None           Promised Payments                               -
     None                   None           Verson Std. Products                            -
   Various                Various          Parts Purchases                            12,469
     None                   None           Professional/Trustee Fees                       -
     None                   None           Foothill Principle Payments                     -
     None                   None           Boeing Letter of Credit                         -
     None                   None           Foothill Interest & Fees                        -
   Various                Various          All Other                                 222,538

                                                                                 -----------
                                       TOTAL DISBURSEMENTS                       $   821,866
                                                                                 ===========






                       OPERATING REPORT Page 3 (10 of 22)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


          You must create a separate list for each bank account for which disbursements were made during the month.

CASE NAME:          ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
                    ---------------------------                       ----------

                              DISBURSEMENT LISTING

                       FOR MONTH ENDING November 30, 2000
                                        ------------

Bank:            LASALLE BANK N.A.
                 ---------------------------------------------------------------

Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 ---------------------------------------------------------------

Account Name:    VERSON CORPORATION PAYROLL ACCOUNT
                 ---------------------------------------------------------------

Account No.:     5800026501
                 ---------------------------------------------------------------


DATE DISBURSED         CHECK/WIRE NO.           DESCRIPTION                           AMOUNT
--------------         --------------           -----------                           ------
   None                   None             Salaries & Benefits                   $         -                      -
   None                   None             Stay Bonus                                      -
   None                   None             Utilities                                       -
   None                   None             Rents & Leases                                  -
   None                   None             Remaining Man. Costs                            -
   None                   None             Pre-Petition Vendor Payments                    -
   None                   None             Real Estate Taxes                               -
   None                   None             Other Taxes                                     -
   None                   None             Promised Payments                               -
   None                   None             Verson Std. Products                            -
   None                   None             Parts Purchases                                 -
   None                   None             Professional/Trustee Fees                       -
   None                   None             Foothill Principle Payments                     -
   None                   None             Boeing Letter of Credit                         -
   None                   None             Foothill Interest & Fees                        -
   None                   None             All Other                                       -
                                                                                 -----------
                                       TOTAL DISBURSEMENTS                       $         -
                                                                                 ===========













          You must create a separate list for each bank account for which disbursements were made during the month.




                       OPERATING REPORT Page 3 (11 of 22)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:          ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
                    ---------------------------                       ----------

                      FOR MONTH ENDING November 30, 2000
                                        ------------

STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)
-------------------------------------------------------
                       Beginning Inventory                         $ 35,861,327
                                                                   ------------
                       Add:  purchases                             $    632,808
                                                                   ------------
                       Less: goods sold                            $   (462,937)
                                                                   ------------
                            (cost basis)

                       Ending Inventory                            $ 36,031,198
                                                                   ------------

PAYROLL INFORMATION STATEMENT
-----------------------------
Gross payroll for this period                                      $    566,501
                                                                   ------------
Payroll taxes due but unpaid                                       $          -
                                                                   ------------

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
               ---------------------------------------------------

                                                         Amount of    Number of    Amounts of
                                       Date regular       Regular     Payments     Payments
      Name of Creditor/Lessor         payment is due      Payment     Delinquent   Delinquent*
--------------------------------      ---------------    ---------    ----------   ----------
Foothill Capital Corporation (1)           None             None          None        None

McDonald Douglas Finance Corp         21st each month     $ 68,620          2       $ 137,241











(1) The pre-petition term-loan subline does not have a regular payment schedule. The maximum availability of this facility is subject to a $176,667 monthly reduction beginning September of 2000.


*Include only post-petition     OPERATING REPORT Page 4
payments

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:          ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
                    ---------------------------                       ----------

                       FOR MONTH ENDING November 30, 2000
                                        ------------


STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)
--------------------------------------------------------------
ACCOUNTS RECEIVABLE:

         Beginning month balance                                   $ 17,096,810
                                                                   ------------
         Add:    sales on account                                  $    583,266
                                                                   ------------
         Less:   collections/adjustments                           $   (862,636)
                                                                   ------------
         End of month balance                                      $ 16,817,440
                                                                   ------------


  0-30 Days           31-60 Days        61-90 Days      Over 90 Days (1)    End of Month
--------------       ------------      ------------     ----------------    ------------

  $  169,883         $   111,607       $ 2,220,230       $ 14,315,720       $ 16,817,440
--------------       ------------      ------------     ----------------    ------------


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
---------------------------------------------
         Beginning of month balance                                $    192,919
                                                                   ------------
         Add:  credit extended                                     $  1,324,496
                                                                   ------------
         Less: payments of account                                 $ (1,517,415)
                                                                   ------------
         End of month balance                                      $          -
                                                                   ------------


  0-30 Days           31-60 Days        61-90 Days      Over 90 Days        End of Month
--------------       ------------      ------------     ----------------    ------------

  $        -         $         -       $         -       $          -       $          -
--------------       ------------      ------------     ----------------    ------------

        ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                       SCHEDULE AND FILE WITH THIS REPORT

(1) Assumes the following balances by entity are greater than 90 days past due as more detailed information is not available: 1) Verson $11,021,403
2) Corporate $1,996  3) PPI $23,543  4) VSPD $5,743
The remaining $3,164,079 of accounts receivable that is greater than 90 days aged relates to press and non-press receivables.


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:          ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
                    ---------------------------                       ----------

                       FOR MONTH ENDING November 30, 2000
                                        ------------


                                TAX QUESTIONNAIRE
                                -----------------
Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.


                                                                -----       ----
       1.     Federal Income Taxes                         Yes    X      No
                                                                -----       ----

                                                                -----       ----
       2.     FICA withholdings                            Yes    X      No
                                                                -----       ----

                                                                -----       ----
       3.     Employee's withholdings                      Yes    X      No
                                                                -----       ----

                                                                -----       ----
       4.     Employer's FICA                              Yes    X      No
                                                                -----       ----

                                                                -----       ----
       5.     Federal Unemployment Taxes                   Yes    X      No
                                                                -----       ----

                                                                -----       ----
       6.     State Income Tax                             Yes    X      No
                                                                -----       ----

                                                                -----       ----
       7.     State Employee withholdings                  Yes    X      No
                                                                -----       ----

                                                                -----       ----
       8.     All other state taxes                        Yes    X      No
                                                                -----       ----


       If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.






                            OPERATING REPORT Page 6

--------------------------------------------------------------------------------
                DEPARTMENT OF THE TREASURY - INTERNAL REVENUE SERVICE
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
            TO  District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                             for the payroll period from 23-Oct-00 to 29-Oct-00
                                                         ---------    ---------
Taxes Reported on            Payroll Date                 3-Nov-00
form 941, Employer's                                     ---------
Quarterly Federal
Tax Return            Gross wages paid to employees                   $   35,899
                                                                      ----------
                      Income tax withheld                             $    5,069
                                                                      ----------
                      SOCIAL SECURITY   Employer's Soc. Sec.          $    2,186
                                                                      ----------
                                        Employee's Soc. Sec                3,773
                                                                      ----------
                                        Employer's Medicare                  521
                                                                      ----------
                                        Employee's Medicare                  892
                                                                      ----------
                                        SOC. SEC & MEDICARE TOTAL     $    7,371
                                                                      ----------
                      Tax Deposited                                   $   12,440
                                                                      ----------
                      Date Deposited                             07-Nov-00
                                                                -----------
--------------------------------------------------------------------------------
SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                              for the payroll period from__________ to _________

                      Gross wages paid to employees                   $        -
Taxes Reported on                                                     ----------
form 940, Employer's  Tax Deposited                                   $        -
Annual Federal                                                        ----------
Unemployment Tax
Return                Date Deposited                     _________________
--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method      ------  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)         ------
                       X    Electronic Federal Payment System (EFTPS) Deposit
                    ------
--------------------------------------------------------------------------------
Amount (Form 941 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                              31-Oct-00       Form 8109 FTD received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                                              Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                          Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                     Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


15 of 22
Hourly-Paid 11.03                Cat. #43099Z             Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
                DEPARTMENT OF THE TREASURY - INTERNAL REVENUE SERVICE
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
            TO  District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                             for the payroll period from 23-Oct-00 to 05-Nov-00
                                                          ---------    ---------
Taxes Reported on             Payroll Date                10-Nov-00
form 941, Employer's                                      ---------
Quarterly Federal
Tax Return            Gross wages paid to employees                   $   12,111
                                                                      ----------
                      Income tax withheld                             $    1,265
                                                                      ----------
                      SOCIAL SECURITY   Employer's Soc. Sec.          $      737
                                                                      ----------
                                        Employee's Soc. Sec                  876
                                                                      ----------
                                        Employer's Medicare                  172
                                                                      ----------
                                        Employee's Medicare                  205
                                                                      ----------
                                        SOC. SEC & MEDICARE TOTAL     $    1,990
                                                                      ----------
                      Tax Deposited                                   $    3,255
                                                                      ----------
                      Date Deposited                             14-Nov-00
                                                                -----------
--------------------------------------------------------------------------------
SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                              for the payroll period from__________ to _________

                      Gross wages paid to employees                   $        -
Taxes Reported on                                                     ----------
form 940, Employer's  Tax Deposited                                   $        -
Annual Federal                                                        ----------
Unemployment Tax
Return                Date Deposited                     _________________
--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method      ------  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)         ------
                       X    Electronic Federal Payment System (EFTPS) Deposit
                    ------
--------------------------------------------------------------------------------
Amount (Form 941 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                              31-Oct-00       Form 8109 FTD received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                                              Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                          Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                     Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


16 of 22
Non-Exempt-Paid 11.10              Cat. #43099Z           Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
                DEPARTMENT OF THE TREASURY - INTERNAL REVENUE SERVICE
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
            TO  District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                             for the payroll period from 29-Oct-00 to 05-Nov-00
                                                         ---------    ---------
Taxes Reported on            Payroll Date                10-Nov-00
form 941, Employer's                                     ---------
Quarterly Federal
Tax Return            Gross wages paid to employees                   $   35,776
                                                                      ----------
                      Income tax withheld                             $    5,098
                                                                      ----------
                      SOCIAL SECURITY   Employer's Soc. Sec.          $    2,174
                                                                      ----------
                                        Employee's Soc. Sec                2,174
                                                                      ----------
                                        Employer's Medicare                  519
                                                                      ----------
                                        Employee's Medicare                  519
                                                                      ----------
                                        SOC. SEC & MEDICARE TOTAL     $    5,386
                                                                      ----------
                      Tax Deposited                                   $   10,484
                                                                      ----------
                      Date Deposited                             14-Nov-00
                                                                -----------
--------------------------------------------------------------------------------
SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                              for the payroll period from__________ to _________

                      Gross wages paid to employees                   $        -
Taxes Reported on                                                     ----------
form 940, Employer's  Tax Deposited                                   $        -
Annual Federal                                                        ----------
Unemployment Tax
Return                Date Deposited                     _________________
--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method      ------  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)         ------
                       X    Electronic Federal Payment System (EFTPS) Deposit
                    ------
--------------------------------------------------------------------------------
Amount (Form 941 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                              24-Oct-00       Form 8109 FTD received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                                              Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                          Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                     Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


17 of 22
Hourly-Paid 11.10                Cat. #43099Z             Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
                DEPARTMENT OF THE TREASURY - INTERNAL REVENUE SERVICE
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
            TO  District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                             for the payroll period from 06-Nov-00 to 12-Nov-00
                                                         ---------    ---------
Taxes Reported on            Payroll Date                17-Nov-00
form 941, Employer's                                     ---------
Quarterly Federal
Tax Return            Gross wages paid to employees                   $   30,570
                                                                      ----------
                      Income tax withheld                             $    4,297
                                                                      ----------
                      SOCIAL SECURITY   Employer's Soc. Sec.          $    1,878
                                                                      ----------
                                        Employee's Soc. Sec                1,879
                                                                      ----------
                                        Employer's Medicare                  443
                                                                      ----------
                                        Employee's Medicare                  443
                                                                      ----------
                                        Soc. Sec & Medicare Total     $    4,643
                                                                      ----------
                      Tax Deposited                                   $    8,941
                                                                      ----------
                      Date Deposited                             21-Nov-00
                                                                -----------
--------------------------------------------------------------------------------
SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                              for the payroll period from__________ to _________

                      Gross wages paid to employees                   $        -
Taxes Reported on                                                     ----------
form 940, Employer's  Tax Deposited                                   $        -
Annual Federal                                                        ----------
Unemployment Tax
Return                Date Deposited                     _________________
--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method      ------  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)         ------
                       X    Electronic Federal Payment System (EFTPS) Deposit
                    ------
--------------------------------------------------------------------------------
Amount (Form 941 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                              17-Oct-00       Form 8109 FTD received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                                              Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                          Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                     Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


18 of 22
Hourly-Paid 11.17                Cat. #43099Z             Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
                DEPARTMENT OF THE TREASURY - INTERNAL REVENUE SERVICE
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
            TO  District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                             for the payroll period from 06-Nov-00 to 19-Nov-00
                                                         ---------    ---------
Taxes Reported on            Payroll Date                22-Nov-00
form 941, Employer's                                     ---------
Quarterly Federal
Tax Return            Gross wages paid to employees                   $   11,465
                                                                      ----------
                      Income tax withheld                             $    1,187
                                                                      ----------
                      SOCIAL SECURITY   Employer's Soc. Sec.          $      705
                                                                      ----------
                                        Employee's Soc. Sec                  705
                                                                      ----------
                                        Employer's Medicare                  165
                                                                      ----------
                                        Employee's Medicare                  165
                                                                      ----------
                                        SOC. SEC & MEDICARE TOTAL     $    1,740
                                                                      ----------
                      Tax Deposited                                   $    2,927
                                                                      ----------
                      Date Deposited                             28-Nov-00
                                                                -----------
--------------------------------------------------------------------------------
SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                              for the payroll period from__________ to _________

                      Gross wages paid to employees                   $        -
Taxes Reported on                                                     ----------
form 940, Employer's  Tax Deposited                                   $        -
Annual Federal                                                        ----------
Unemployment Tax
Return                Date Deposited                     _________________
--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method      ------  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)         ------
                       X    Electronic Federal Payment System (EFTPS) Deposit
                    ------
--------------------------------------------------------------------------------
Amount (Form 941 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                              17-Oct-00       Form 8109 FTD received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                                              Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                          Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                     Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


19 of 22
Hourly-Paid 11.22                Cat. #43099Z             Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
                DEPARTMENT OF THE TREASURY - INTERNAL REVENUE SERVICE
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
            TO  District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                             for the payroll period from 13-Nov-00 to 19-Nov-00
                                                         ---------    ---------
Taxes Reported on            Payroll Date                22-Nov-00
form 941, Employer's                                     ---------
Quarterly Federal
Tax Return            Gross wages paid to employees                   $   27,229
                                                                      ----------
                      Income tax withheld                             $    3,810
                                                                      ----------
                      SOCIAL SECURITY   Employer's Soc. Sec.          $    1,688
                                                                      ----------
                                        Employee's Soc. Sec                1,688
                                                                      ----------
                                        Employer's Medicare                  395
                                                                      ----------
                                        Employee's Medicare                  395
                                                                      ----------
                                        SOC. SEC & MEDICARE TOTAL     $    4,166
                                                                      ----------
                      Tax Deposited                                   $    7,976
                                                                      ----------
                      Date Deposited                             28-Nov-00
                                                                -----------
--------------------------------------------------------------------------------
SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                              for the payroll period from__________ to _________

                      Gross wages paid to employees                   $        -
Taxes Reported on                                                     ----------
form 940, Employer's  Tax Deposited                                   $        -
Annual Federal                                                        ----------
Unemployment Tax
Return                Date Deposited                     _________________
--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method      ------  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)         ------
                       X    Electronic Federal Payment System (EFTPS) Deposit
                    ------
--------------------------------------------------------------------------------
Amount (Form 941 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                              12-Oct-00       Form 8109 FTD received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                                              Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                          Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                     Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


20 of 22
Hourly-Paid 11.22                Cat. #43099Z             Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
                DEPARTMENT OF THE TREASURY - INTERNAL REVENUE SERVICE
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
            TO  District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                             for the payroll period from 16-Nov-00 to 30-Nov-00
                                                         ---------    ---------
Taxes Reported on            Payroll Date                30-Nov-00
form 941, Employer's                                     ---------
Quarterly Federal
Tax Return            Gross wages paid to employees                   $  413,451
                                                                      ----------
                      Income tax withheld                             $   63,187
                                                                      ----------
                      SOCIAL SECURITY   Employer's Soc. Sec.          $   12,838
                                                                      ----------
                                        Employee's Soc. Sec               12,838
                                                                      ----------
                                        Employer's Medicare                4,495
                                                                      ----------
                                        Employee's Medicare                4,495
                                                                      ----------
                                        SOC. SEC & MEDICARE TOTAL     $   34,667
                                                                      ----------
                      Tax Deposited                                   $   97,853
                                                                      ----------
                      Date Deposited                      After 11/30/00
                                                          ---------------
--------------------------------------------------------------------------------
SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                              for the payroll period from__________ to _________

                      Gross wages paid to employees                   $        -
Taxes Reported on                                                     ----------
form 940, Employer's  Tax Deposited                                   $        -
Annual Federal                                                        ----------
Unemployment Tax
Return                Date Deposited                     _________________
--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method      ------  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)         ------
                       X    Electronic Federal Payment System (EFTPS) Deposit
                    ------
--------------------------------------------------------------------------------
Amount (Form 941 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                              11-Oct-00       Form 8109 FTD received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)     Date of Deposit   EFTPS acknowledgement number or
                                              Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                          Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                     Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


21 of 22
Exempt-Paid 11.30                Cat. #43099Z             Form 6123 (rev. 06-97)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


             DECLARATION UNDER PENALTY OF PERJURY



I, Richard Drexler, acting as the duly authorized agent for Debtor in

Possession (Trustee) declare under penalty of perjury under the laws of the

United States that I have read and I certify that the figures, statements,

disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                    --------------------------------------------
                                    For the Debtor In Possession (Trustee)


                                    Print or type name and capacity of
                                    person signing this Declaration:

                                               Richard A. Drexler
                                    --------------------------------------------

                                    Chairman, President, CEO and CFO
                                   --------------------------------------------




DATED:
       --------------------------------------------




                            OPERATING REPORT Page 8